PROMEDCO MANAGEMENT COMPANY
EXHIBIT 23.1
Consent of Arthur Andersen





                     Consent of Independent Public Accounts


         As   independent   public   accountants,   we  hereby  consent  to  the
incorporation  of  our  report  dated  March  12,  1999,  with  respect  to  the consolidated financial statements of ProMedCo Management Company and subsidiaries included in the Form 10-K, into the Company's previously filed Registration Statement File on Form S-8, No. 333-37695.


                                        ARTHUR ANDERSEN, LLP


March 31, 1999
Fort Worth, Texas